UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2026

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2026, Nocera, Inc. (the “Company”) entered into an Equity Purchase Facility Agreement (the “EPFA”) with a certain institutional investor (the “Investor”), pursuant to which the Company has the right, but not the obligation, to issue and sell to the Investor, from time to time during a 24-month commitment period commencing on the date of the EPFA, up to $100,000,000 in aggregate amount of newly issued shares (the “Advance Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to the terms and conditions set forth therein.

Subject to the terms and conditions of the EPFA, the Company, in its sole discretion, may from time to time deliver an advance notice (each, an “Advance Notice”) directing the Investor to purchase a specified amount of Advance Shares at certain agreed upon pricing mechanisms. There are no mandatory minimum amount for each Advance or non-usages fee for not initiating Advances, however, each requested Advance may not exceed the Maximum Advance Amount (as defined in the EPFA).

The EPFA contains customary representations, warranties, covenants, conditions to closing and indemnification obligations of the parties. Among other limitations, the Investor’s ownership of Common Stock at any time is limited to 4.99% of the outstanding Common Stock (the “Ownership Limitation”), which limit the Investor may, upon at least sixty-one (61) days’ prior written notice to the Company, increase to 9.99%. In addition, unless and until the Company obtains stockholder approval in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”), the aggregate number of shares of Common Stock issuable under the EPFA may not exceed 19.99% of the outstanding Common Stock as of the date of the EPFA (the “Exchange Cap”).

During the Additional Issuance Restricted Period (as defined in the EPFA), the Investor has a right of first refusal with respect to any Subsequent Placement (as defined in the EPFA) by the Company, and the Company is prohibited from entering into any Variable Rate Transaction (as defined in the EPFA), in each case subject to customary exceptions.

The EPFA will terminate upon the earliest to occur of (i) the 24-month anniversary of the date of the EPFA, (ii) the date on which the Investor has purchased Advance Shares with an aggregate purchase price equal to the full commitment amount, and (iii) the date on which the Company makes any material restatement of its financial statements for two (2) or more consecutive fiscal quarters, as further described in the EPFA.

Curvature Securities LLC is acting as placement agent in connection with the transactions contemplated by the EPFA.

The shares of Common Stock to be issued under the EPFA, will be offered and sold in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof, as a transaction not involving any public offering. The Investor has represented that it is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) and that it is acquiring such securities for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.

Registration Rights Agreement

In connection with the EPFA, on May 22, 2026, the Company and the Investor also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) one or more registration statements (the “Registration Statement”) covering the resale by the Investor of the Advance Shares issuable pursuant to the EPFA. The Company is required to file the initial Registration Statement within forty-five (45) calendar days following the date of the Registration Rights Agreement and to use its best efforts to cause the Registration Statement to become effective within ninety (90) calendar days following such filing.

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First Amendment to Securities Purchase Agreement

As previously reported, on October 31, 2025, the Company entered into a Securities Purchase Agreement (the “Original SPA”) with a certain institutional accredited investor (the “SPA Buyer”) pursuant to which the Company agreed to issue and sell, and the SPA Buyer agreed to purchase, in multiple closings, a new series of senior secured convertible notes of the Company (the “Notes”), subject to the satisfaction or waiver of certain conditions.

On May 22, 2026, the Company and the SPA Buyer entered into a First Amendment to Securities Purchase Agreement (the “SPA Amendment”), to amend the Original SPA and provide that the use of net proceeds from the sale of the Notes at any Additional Closing (as defined in the Original SPA) would be used for (i) general corporate purposes and working capital, (ii) acquisitions, investments or other strategic transactions, and (iii) any other lawful corporate purposes. The SPA Amendment continues to prohibit the use of proceeds for, among other things, repayment of general indebtedness, repurchases of the Company’s securities, payments to related parties, and settlement of litigation matters (other than acquisition-related matters).

The foregoing descriptions of the EPFA, the Registration Rights Agreement, and the SPA Amendment do not purport to be complete and are qualified in their entirety by reference to the forms of such agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, hereto and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding the EPFA, the Registration Rights Agreement, the SPA Amendment, the anticipated benefits of the transactions described herein, the Company’s ability to issue and sell shares of Common Stock under the EPFA, the timing and effectiveness of the Registration Statement, the Company’s use of proceeds, the receipt of any required stockholder approvals, and the consummation of the transactions contemplated by the foregoing. Forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including, without limitation, market conditions, the Company’s ability to satisfy the conditions to closing under the EPFA, the failure to obtain any required stockholder or regulatory approvals, fluctuations in the trading price and trading volume of the Common Stock, and the other risks and uncertainties discussed in the Company’s filings with the SEC, including under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Common Stock under the EPFA is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Equity Purchase Facility Agreement, dated as of May 22, 2026, by and between Nocera, Inc. and the Investor.
10.2	Form of Registration Rights Agreement, dated as of May 22, 2026, by and between Nocera, Inc. and the Investor.
10.3	Form of First Amendment to Securities Purchase Agreement, dated as of May 22, 2026, by and between Nocera, Inc. and the SPA Buyer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: May 26, 2026	By: /s/ Andy Ching-An Jin
Name: Andy Ching-An Jin Title: Chief Executive Officer

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